AMENDMENT NO. 3
                                     to the
                              INVACARE CORPORATION
                              1994 PERFORMANCE PLAN

     Invacare Corporation hereby adopts Amendment No. 3 to the Invacare Corporation 1994 Performance Plan (the "Plan") pursuant to the following terms and provisions:

          1. Section 6(b)(iii) of the Plan is hereby amended to add the following sentence to the end of Section 6(b)(iii):

               "As of March 14, 2003, the term of each Stock Option shall be fixed by the Committee, but in no event shall the term exceed ten years after the date such Stock Option is granted."


          2. Section 6(c) of the Plan is hereby amended to add the following sentence to the end of Section 6(c):

               "As of March 14, 2003, no less than 200,000 of the remaining Common Shares that may be granted pursuant to this Plan shall be granted as Stock Options, with an exercise price not less than 100% of the Fair Market Value of the Common Shares on the date the Stock Option is granted, such number of shares subject to adjustment in accordance with Section 4(c) hereof."


     IN WITNESS WHEREOF, Invacare Corporation, by its appropriate officers duly authorized, has executed this instrument as of the 13th day of March, 2003.

                              INVACARE CORPORATION


                                     By:/s/ A. Malachi Mixon, III
                                        -------------------------
                                        A. Malachi Mixon, III
                                        Chairman of the Board and Chief
                                        Chief Executive Officer





                                      By:/s/ Gregory C. Thompson
                                         ------------------------
                                         Gregory C. Thompson
                                         Senior Vice President and
                                         Chief Financial Officer